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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 1998

                         Commission file number 0-26980


                            ARV ASSISTED LIVING, INC.
             (Exact name of Registrant as specified in its charter)


                  DELAWARE                                   33-0160968
      -------------------------------                    ------------------
      (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)


          245 FISCHER AVENUE, D-1
               COSTA MESA, CA                                   92626
  ---------------------------------------                    ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)



        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 751-7400

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

PURCHASE AND SALE AGREEMENTS

As of February 12, 1998, ARV Assisted Living, Inc. ("ARV") entered into Purchase and Sale Agreements with The Hillsdale Group, L.P., a California limited partnership; 270 Center Associates, Limited Partnership, a California limited partnership; and TH Group, Inc., a California corporation, to purchase interests in thirteen (13) senior housing communities located in California, containing approximately 1,900 units, for approximately $88 million. The closings are expected to occur in phases beginning April 16, 1998 through July 1998.

As previously reported, on April 16, 1998, the purchases of two assisted living communities (Golden Creek Inn, a 126-unit community located in Irvine, California and Hillcrest Inn, a 138-unit community located in Thousand Oaks, California), a general partnership interest (twenty percent (20%) general partnership interest in WHW Associates, a California general partnership) and the rights under four management agreements (management agreements acquired are for assisted living communities as follows: Sterling Court, a 149-unit community located in San Mateo, California; Palo Alto Commons, a 105-unit community located in Palo Alto, California; San Carlos Retirement Center, an 85-unit community located in San Carlos, California; and The Altenheim, a 161-unit community located in Oakland, California) were completed.

On May 4, 1998, the Company's purchase of Rossmore House, a 157-unit assisted living community located in Los Angeles, California was completed. On May 13, 1998, the Company's purchase of The Berkshire, a 84-unit assisted living community located in Berkley, California was completed. On May 18, 1998, the Company's purchase of the rights under a sublease agreement and related documentation of a 202-unit assisted living community located in San Jose, California was completed.

On July 2, 1998, the Company acquired the rights under a lease agreement and related documentation for Hillsdale Manor Retirement Center and Convalescent Hospital from The Hillsdale Group, L.P., an unrelated third party, pursuant to a Purchase and Sale Agreement dated February 12, 1998, as amended. Hillsdale Manor is located in San Mateo, California and is comprised of 119 assisted living units and 69 skilled nursing beds.

On July 7, 1998, the Company's wholly-owned subsidiary, Encino Renovation, LLC, a Delaware limited liability company, acquired Encino Hills Terrace from The Hillsdale Group, L.P., an unrelated third party, indirectly through a tax-deferred exchange, pursuant to a Purchase and Sale Agreement dated February 12, 1998, as amended. Encino Hills Terrace is an 95-unit assisted living community located in Encino, California.

TERMS OF PURCHASE

The purchase prices of the assets acquired on July 2, 1998 and July 7, 1998 were as follows: the rights under a lease agreement for Hillsdale Manor Retirement Center and Convalescent Hospital - $5.325 million and the purchase of Encino Hills Terrace - $8.0 million.

The Company believes that the purchase prices negotiated with the Seller reflect the location, occupancy rates and the condition of the communities. Additionally, the Company believes that the location of the acquired and managed communities in relation to the Company's existing communities will provide opportunities to achieve management efficiencies and operational economies of scale.


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The Company is confident that its experience in assisted living communities and its knowledge of the senior housing market, including the operation of fifty-two other assisted living communities, will enable it to achieve operating efficiencies while maintaining the occupancy rates at full market rent. Management believes that the acquisition of these communities will allow the Company to increase its competitive advantages in California, where 42 of its now 63 assisted living communities currently operated or managed are located.

SPECIAL RISKS

The success of the communities depends to a large extent on increasing gross revenues, holding or decreasing costs, and on the abilities of the on-site management teams which the Company assembles. Additionally, the success of this acquisition will depend in large part on the Company's ability to integrate the existing management and staff into the Company's operations. To achieve increased revenue and stable operating cost goals, policies used by the former owners may need to be altered. This could result in short term resident dissatisfaction and/or relocation. Given that the communities are not newly constructed, unforeseen circumstances could necessitate major renovation or more refurbishing than originally planned. At this time, management plans major renovations for Rossmore House, The Berkshire and Encino Hills Terrace. The relatively low vacancy rates enjoyed throughout the primary market may induce other operators to create new, competitive facilities. Additionally, due to the planned renovations of existing communities, the Company will experience an attrition in resident occupancy and be subject to normal construction risks which include, but are not limited to, availability of labor and materials, delays in construction and cost overruns. Following completion of the renovations, the Company will be subject to risks associated with lease-up.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements

        Any financial statements and pro forma financial statements required pursuant to Rule 3-05 of Regulation S-X with respect to the Registrants acquisitions will be filed within 60 days of this report.

(b)     Exhibits

        Number               Exhibit
        ------               -------
         10.1                Purchase and Sale Agreement by and between 270
                             Center Associates, Limited Partnership and ARV
                             Assisted Living, Inc. dated as of February 12,
                             1998, incorporated by reference to Exhibit 10.1 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.2 Amendment to Purchase and Sale Agreement by and between 270 Center Associated, Limited Partnership and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit 10.2 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.


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        Number               Exhibit
        ------               -------
         10.3                Second Amendment to Purchase and Sale Agreement by
                             and between 270 Center Associated, Limited
                             Partnership and ARV Assisted Living, Inc. dated as of April 10, 1998, incorporated by reference to
                             Exhibit 10.3 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.4 Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of February 12, 1998, incorporated by reference to
                             Exhibit 10.4 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.5 Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit 10.5 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.6 Second Amendment to Purchase and Sale Agreement by and between TH Group, Inc. and ARV Assisted Living, Inc. dated as of April 10, 1998, incorporated by reference to Exhibit 10.6 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.7 Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of February 12, 1998, incorporated by reference to Exhibit 10.7 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.8 Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of March 2, 1998, incorporated by reference to Exhibit 10.8 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.9 Second Amendment to Purchase and Sale Agreement by and between The Hillsdale Group, LP and ARV Assisted Living, Inc. dated as of April 6, 1998, incorporated by reference to Exhibit 10.9 to the Company's 8-K filed with the Securities and Exchange Commission on May 11, 1998.

         10.10 Letter Re: Assignment of right to take title of Encino Hills Terrace dated June 30, 1998.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


ARV Assisted Living, Inc.


By: /s/ Sheila M. Muldoon
    -----------------------------------------
    Sheila M. Muldoon
    Senior Vice President and General Counsel
    (Duly authorized officer)


Date:  July 17, 1998



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